Exhibit 99.1

Stockholders Approve LogMeIn’s Definitive Agreement to be Acquired by Affiliates of

Francisco Partners and Evergreen Coast Capital

Boston, March 12, 2020 – LogMeIn, Inc. (Nasdaq: LOGM), a leading provider of cloud-based connectivity, today announced that its stockholders voted to adopt the previously announced definitive agreement in which LogMeIn will be acquired in a transaction led by Francisco Partners, a leading technology-focused global private equity firm, and Evergreen Coast Capital Corporation, the private equity affiliate of Elliott Management Corporation, at its special meeting of stockholders held earlier today. At the special meeting, LogMeIn stockholders adopted the merger agreement with more than 74% of the outstanding shares voting in favor of the merger. The proposed merger is expected to close in mid-2020, subject to customary closing conditions, including the receipt of regulatory approvals.

About LogMeIn, Inc.

LogMeIn, Inc. (NASDAQ: LOGM) simplifies how people connect with each other and the world around them to drive meaningful interactions, deepen relationships, and create better outcomes for individuals and businesses. One of the world’s top 10 public SaaS companies, and a market leader in unified communications and collaboration, identity and access management, and customer engagement and support solutions, LogMeIn has millions of customers spanning virtually every country across the globe. LogMeIn is headquartered in Boston, Massachusetts with additional locations in North America, South America, Europe, Asia and Australia.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain certain required regulatory approvals to the completion of the transaction or the failure to satisfy any of the other conditions to the completion of the transaction; the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the merger; and other risks and uncertainties described in the Company’s reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 14, 2020 and other periodic reports the Company files with the SEC, which are available at www.sec.gov and the Company’s website at www.logmeininc.com. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so other than as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Contact Information:

Investors

Rob Bradley

LogMeIn, Inc.

781-897-1301

Rob.Bradley@LogMeIn.com

Press

Craig VerColen

LogMeIn, Inc.

781-897-0696

Press@LogMeIn.com

Francisco Partners

John Moore

215-657-4971

press@franciscopartners.com

Elliott and Evergreen

Stephen Spruiell

212-478-2017

sspruiell@elliottmgmt.com